Exhibit 10.89

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the securities and exchange commission pursuant to rule 406 of the securities act of 1933, as amended.

AMENDMENT NO. 2

CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), is entered into as of April 10, 2017 by and among 2015 ESA Project Company, LLC, a Delaware limited liability Borrower (the “Borrower”), and Crédit Agricole Corporate and Investment Bank, as Administrative Agent, and each Lender party to the Credit Agreement. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement (as defined below). All Section references, unless otherwise indicated, shall be references to Sections of the Credit Agreement and the rules of interpretation set forth in the Credit Agreement apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 25, 2015, by and among the Borrower, the Lenders party thereto, Credit Agricole Corporate and Investment Bank (as Administrative Agent), and Wilmington Trust, National Association (as Collateral Agent and Depository Bank) (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower wishes to hereby amend the Credit Agreement, in accordance with Section 9.10 of the Credit Agreement, as further set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendments to the Credit Agreement.

(a) The definition of the term “LC Commitments” set forth on Appendix A is hereby amended and restated in its entirety to read as follows:

“LC Commitments” shall mean up to $[***].

(b) Schedule 2.1 hereby amended and restated in its entirety with the revised ‘CONSTRUCTION LOAN COMMITMENTS’ table set forth on Exhibit A to this Amendment.

(c) Annex I hereby amended and restated in its entirety with the revised ‘LENDERS AND LOAN COMMITMENTS’ table set forth on Exhibit B to this Amendment.

(d) Annex II hereby amended and restated in its entirety with the revised ‘ISSUING BANKS AND LC COMMITMENTS’ table set forth on Exhibit C to this Amendment.

Section 2. Effective Date. Subject to (a) receipt of duly executed counterparts of this Amendment signed by the parties hereto and (b) the representations and warranties contained in Section 5 being true and correct as set forth therein, this Amendment shall be effective as of February 28, 2017 (the “Effective Date”).

[***]	Confidential Treatment Requested

Section 3. [Reserved]

Section 4. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The Credit Agreement and this Amendment shall be read and construed as one instrument. This Amendment constitutes a Credit Document for all purposes.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants that, as of the Effective Date (both immediately before and immediately after giving effect to the occurrence of the Effective Date and the transaction to occur thereon) and as of the date hereof (both immediately before and immediately after giving effect to this Amendment and the transactions contemplated herein):

(a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment.

(b) The execution and delivery of this Amendment and the performance of the Credit Agreement as amended by this Amendment have been duly authorized by all necessary action on the part of the Borrower.

(c) The execution and delivery by the Borrower of this Amendment and the performance by it of the Credit Agreement as amended by this Amendment do not and will not violate any Legal Requirement or any Obligation and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Legal Requirement or any such Obligation (other than the Liens created by the Collateral Documents on the Closing Date and from time to time thereafter).

(d) This Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person which has not been received, filed, given or done is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Amendment.

(f) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

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(g) The representations and warranties set forth in Article 4 of the Credit Agreement are true and correct in all material respects (except for any such representation or warranty that relates solely to a specific date, in which case, such representation or warranty was true and correct in all material respects as of such date); provided that, to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, it is true and correct in all respects.

Section 6. Headings. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

Section 8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9. Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in one or more duplicate counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures of the parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Amendment and return it to the Borrower, whereupon this Amendment shall become a binding agreement on the Lenders, the Administrative Agent, the Collateral Agent and the Borrower.

Very truly yours,

2015 ESA PROJECT COMPANY, LLC

By:	/s/ Illegible
Name: ok/client
Title: Vice President

This Amendment is hereby accepted and agreed to as of the date hereof by:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Administrative Agent and Lender

By:	/s/ Theodore M. Vandermel
Name: Theodore M. Vandermel
Title: Managing Director

By:	/s/ Debora Kross
Name: Debora Kross
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement.]

KEYBANK NATIONAL ASSOCIATION,

By:	/s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement.]

MANUFACTURERS TRUST COMPANY

By:	/s/ Marty Carlino
Name: Marty Carlino
Title: VP Commercial Lending

[Signature Page to Amendment No. 2 to Credit Agreement.]

MIZUHO BANK, LTD.,

By:	/s/ Christopher Stolarski
Name: Christopher Stolarski
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement.]

SILICON VALLEY BANK,

By:	/s/ Sayoji Goli
Name: Sayoji Goli
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement.]

EXHIBIT A

CONSTRUCTION LOAN COMMITMENTS*

Lender	Contraction Loan Commitment		Percentage (%)
Credit Agricole Corporate and Investment Bank	$[***	]	[***	]%
KeyBank National Association	$[***	]	[***	]%
Mizuho Bank, Ltd.	$[***	]	[***	]%
Silicon Valley Bank	$[***	]	[***	]%
Manufacturers and Traders Trust Company	$[***	]	[***	]%

TOTAL	$[***	]	[***	]%

*	Construction Loans have converted to Term Loans.

[***]	Confidential Treatment Requested

EXHIBIT B

LENDERS AND LOAN COMMITMENTS

Lender	Amounts ($)			Percentage (%)
Credit Agricole Corporate and Investment Bank	$	[***	]	[***	]%
KeyBank National Association	$	[***	]	[***	]%
Mizuho Bank, Ltd.	$	[***	]	[***	]%
Silicon Valley Bank	$	[***	]	[***	]%
Manufacturers and Traders Trust Company	$	[***	]	[***	]%

TOTAL	$	[***	]	[***	]%

[***]	Confidential Treatment Requested

EXHIBIT C

ISSUING BANKS AND LC COMMITMENTS

Lender	Amounts ($)		Percentage (%)
Credit Agricole Corporate and Investment Bank	$	[***]	[***	]%
KeyBank National Association	$	[***]	[***	]%
Mizuho Bank, Ltd.	$	[***]	[***	]%
Silicon Valley Bank	$	[***]	[***	]%
Manufacturers and Traders Trust Company	$	[***]	[***	]%

TOTAL	$	[***]	[***	]%

[***]	Confidential Treatment Requested